                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 10, 2000

                       INTERNATIONAL SPORTS WAGERING INC.

               (Exact Name of Registrant as specified in Charter)

            Delaware                             7373                                     22-3375134
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
(State or Other Jurisdiction of        (Commission File Number)              (IRS Employer Identification Number)
        Incorporation)

201 Lower Notch Road, Suite 2B, Little Falls, NJ                     07424
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  (Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (973) 256-8181
                                                            -------------

          (Former Name or Former Address, if Changed Since Last Report)
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

Item 5. Other Events

         On December 20, 1999 the Company received a letter from NASDAQ stating that the Company did not meet the net tangible assets/market capitalization/net income requirements for continued listing on The NASDAQ Small Cap Market because it had neither $2,000,000 of net tangible assets, a market capitalization of $35,000,000 or net income of $500,000. Pursuant to NASDAQ's request, on December 30, 2000, the Company presented a plan for achieving compliance with such listing requirements. On January 13, 2000 the Company supplemented its December 30, 1999 letter to NASDAQ. On March 13, 2000, NASDAQ wrote to the Company and stated that the Company had provided a definitive plan evidencing its ability to achieve compliance with the continued listing requirements and granted the Company a further extension in order to fulfill certain requirements. In NASDAQ's March 13, 2000 letter it stated that the extension it was granting was subject to the Company, among other things, filing a Form 8-K by no later than April 11 containing a pro forma balance sheet and income statement that demonstrate compliance with NASDAQ's continued listing requirements.

         The purpose of this Report on Form 8-K is to comply with one of the requirements contained in NASDAQ's letter dated March 13, 2000.

         In order to meet the NASDAQ listing requirements, among other things, the Company is required to have $2 million of net tangible assets. It should be noted that in connection with the international licensing transaction described in the Company's Form 8-K dated March 17, 2000 (filed on March 23, 2000), the Company received a non-refundable initial payment of $1,250,000 which is reflected as a current asset on the attached balance sheet. However, in accordance with generally accepted accounting principles, only a portion of such payment could be recognized as revenue in the quarter ended March 31, 2000. Accordingly, although the Company had assets in excess of the minimum required by NASDAQ for continued listing, those assets were offset by a deferred revenue liability (non-cash) which reduced the Company's net tangible assets below the $2 million threshold required by NASDAQ. In order to meet this requirement, on April 10, 2000, the Company sold to accredited investors in a private transaction not registered under the Securities Act of 1933, as amended, 333,333 shares of the Company's Common Stock, par value $.001 per share, for a total of $500,000, or $1.50 per share, which was $0.50/share below the last sales price on April 7, 2000, the date that this transaction was negotiated. The Company also agreed to promptly file a Registration Statement with the Securities and Exchange Commission in order to permit the such investors to resell the shares purchased by them.

         The Company believes that it was in the best interests of the Company and its stockholders to enter into this transaction because the proceeds of this transaction plus the Company's existing resources were necessary for the Company to attempt to meet the Net Tangible Asset requirements for continued listing on NASDAQ.

         Investors are cautioned that the pro forma financial statements contained herein have been prepared without review by the Company's independent public accountants, are based upon estimates made by the Company after the end of the quarter ended March 31, 2000 but before its quarterly financial statements were prepared by the Company. These pro forma financials are based upon estimates which management believes to be accurate, but should be considered preliminary.

This Current Report on Form 8-K contains "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these statements involve risks and uncertainties. Additional risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission, including its Form 10-QSB for the quarter ended December 31, 1999, its Form 10-KSB/A for the year ended September 30, 1999, and its Registration Statement from its initial public offering.
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                       International Sports Wagering Inc.
                          (A Development Stage Company)
                            Pro Forma Balance Sheets

                                     Unaudited                    Unaudited
                                     Historical                   Pro Forma
                                       ending                       ending
                                    Mar 31, 2000   Adjustments   Mar 31, 2000

Current assets:
  Cash and cash equivalents         $   394,417     $500,000     $   894,417
  Accounts receivable                     1,392            -           1,392
  Investments                         2,151,140            -       2,151,140
  Prepaid expenses and
    other current assets                 76,215            -          76,215
                                    -----------     --------     -----------
       Total current assets           2,623,164      500,000       3,123,164

Property and equipment, net             281,628            -         281,628
Other assets                              4,738            -           4,738
                                    -----------     --------     -----------
       Total assets                 $ 2,909,530     $500,000     $ 3,409,530
                                    ===========     ========     ===========

                      Liabilities and Stockholders' Equity

Current liabilities:
  Deposits payable                  $    19,124     $      -     $    19,124
  Accounts payable                      140,216            -         140,216
  Deferred revenue                    1,125,000            -       1,125,000
  Accrued expenses                      101,997            -         101,997
                                    -----------     --------     -----------
      Total current liabilities       1,386,337            -       1,386,337

Stockholders' Equity:
  Preferred stock,
    par value $.001 per share;
    2,000,000 shares authorized,
    none issued or outstanding                -            -               -
  Common stock,
    par value $.001 per share;
    20,000,000 shares authorized,
    issued and outstanding
    8,697,659 and 333,333 shares,
    respectively                          8,698          333           9,031
  Additional paid-in capital         12,783,641      499,667      13,283,308
  Deferred expense                   (1,445,700)           -      (1,445,700)
  Deficit accumulated during the
    development stage                (9,822,446)           -      (9,822,446)
                                    -----------     --------     -----------
     Total stockholders' equity       1,523,193      500,000       2,023,193
                                    -----------     --------     -----------
      Total liabilities and
        stockholders' equity        $ 2,909,530     $500,000     $ 3,409,530
                                    ===========     ========     ===========

See accompanying note to pro forma financial statements

                       International Sports Wagering Inc.
                          (A Development Stage Company)
                       Pro Forma Statements of Operations

                                     Unaudited                      Unaudited
                                     Historical                     Pro Forma
                                  6 months ending                6 months ending
                                    Mar 31, 2000   Adjustments     Mar 31, 2000

Revenues, net                         $ 124,605     $      -     $   124,605
                                    -----------     --------     -----------
Costs and expenses
 Research and development
  expense                               249,444            -         249,444
 General and administrative
  expense                               503,515            -         503,515
                                    -----------     --------     -----------
                                        752,959            -         752,959
                                    -----------     --------     -----------
   Operating (loss)                    (628,354)           -        (628,354)
                                    -----------     --------     -----------

Other income (expense)
  Interest income                        46,654            -          46,654
  Interest expense                            -            -               -
                                    -----------     --------     -----------
                                         46,654            -          46,654
                                    -----------     --------     -----------
   Net (loss)                         $(581,700)    $      -     $  (581,700)
                                    ===========     ========     ===========

See accompanying note to pro forma financial statements
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                       International Sports Wagering Inc.
                     Note To Pro Forma Financial Statements

Note l - Basis of Presentation:

         The historical information as of and for the 6 months ended March 31, 2000 is unaudited, but includes all adjustments (consisting only of normal recurring adjustments) which in the opinion of management, are necessary to state fairly the financial information set forth therein in accordance with generally accepted accounting principles. The interim results are not necessarily indicative of results to be expected for the full fiscal year period.

         The accompanying pro forma financial statements should be read in conjunction with the audited financial statements for the year ended September 30, 1999 included in the Company's Annual Report on Form 10-KSB/A filed with the Securities and Exchange Commission.

         The pro forma as of and for the 6 months ended March 31, 2000, is unaudited and reflects the changes to the historical financial statements resulting from the additional investment of $500,000, as described in the "Item 5. Other Events" section, as if such transaction occurred on March 31, 2000.

         Footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted.
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         Item 7. Materials to be Filed as Exhibits.

10.17 Purchase and Sale Agreement, dated as of April 10, 2000, by and among International Sports Wagering Inc. and certain accredited investors.

                                  EXHIBIT INDEX

10.17 Purchase and Sale Agreement, dated as of April 10, 2000, by and among International Sports Wagering Inc. and certain accredited investors.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              International Sports Wagering Inc.


Date: April 10, 2000                          By: /s/ Bernard Albanese
                                                  ------------------------------
                                                  Bernard Albanese
                                                  President